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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 14, 2006


                             PATAPSCO BANCORP, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)



        Maryland                        0-28032                52-1951797
----------------------------           -----------          ------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation)                      File Number)         Identification No.)



                 1301 Merritt Boulevard, Dundalk, Maryland 21222
               ---------------------------------------------------
               (Address of Principal Executive Offices) Zip Code)



       Registrant's telephone number, including area code: (410) 285-1010
                                                           --------------


                                 Not applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 8.01    OTHER EVENTS
             ------------

         On September 14, 2006, the Board of Directors of Patapsco Bancorp, Inc. declared a cash dividend of $.0625 per share to stockholders of record as of the close of business on September 29, 2006, with a payment date on or around October 27, 2006. A copy of the press release announcing the cash dividend is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

        (a)  Financial Statements of Businesses Acquired: Not applicable.

        (b)  Pro Forma Financial Information: Not applicable.

        (c)  Shell Company Transactions: Not applicable.

        (d)  Exhibits

             Number            Description
             ------            -----------

             99.1              Press Release dated September 14, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                PATAPSCO BANCORP, INC.



Date:  September 14, 2006                       By:/s/ Michael J. Dee
                                                   -----------------------------
                                                   Michael J. Dee
                                                   Senior President and
                                                     Chief Financial Officer